EMPLOYEE BENEFITS	12 Months Ended
Dec. 31, 2014
Employee Benefits [Abstract]
EMPLOYEE BENEFITS
NOTE L - EMPLOYEE BENEFITS

The Company and its subsidiary bank provide a deferred compensation arrangement (401(k) plan) whereby employees contribute a percentage of their compensation. For employee contributions of six percent or less, the Company and its subsidiary bank provide a 50% matching contribution. Contributions totaled $255,716 in 2014 and $248,355 in 2013.

The Company sponsors an Employee Stock Ownership Plan (ESOP) for employees who have completed one year of service for the Company and attained age 21. Employees become fully vested after five years of service. Contributions to the plan are at the discretion of the Board of Directors. At December 31, 2014, the ESOP held 5,969 shares of Company common stock and had no debt obligation. All shares held by the plan were considered outstanding for net income per share purposes. Total ESOP expense was $26,267 for 2014 and $22,785 for 2013.

During 2014, the Company established a Supplemental Executive Retirement Plan (“SERP”) for three active key executives. Pursuant to the SERP, these officers are entitled to receive 180 equal monthly payments commencing at the later of obtaining age 65 or separation from service. The costs of such benefits, assuming a retirement date at age 65, will be accrued by the Company at such retirement date. During 2014, the Company accrued $57,000 for future benefits payable under the SERP. The SERP is an unfunded plan and is considered a general contractual obligation of the Company.